UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

INSIGNIA SOLUTIONS PLC
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 East Campbell Avenue, Suite 130 Campbell, California 95008 United States of America
(Address of principal executive offices) (Zip code)

(408) 874-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2007, Insignia Solutions Inc. (“Insignia”), a subsidiary of Insignia Solutions plc (the “Registrant”) entered into an amendment (the “Amendment”) to its Bridge Loan Agreement dated as of December 21, 2006 (the “Loan Agreement”) with a strategic partner (the “Lender”). Insignia had borrowed $750,000 from the Lender on December 22, 2006. Pursuant to the Amendment, Insignia borrowed an additional $375,000 on January 31, 2007, and the Lender has agreed to lend to Insignia up to an additional $375,000 on or before February 28, 2007, subject to the Lender’s approval of Insignia’s disbursements of the borrowed funds and other conditions precedent.

 ITEM 2.03(a).CREATION OF A DIRECT FINANCIAL OBLIGATION

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Solutions plc
Date: February 5, 2007

By:  /s/ George Monk

George Monk
Chief Financial Officer